Supplement Dated May 1, 2009 to the

Panorama Plus variable annuity prospectus

Dated May 1, 2007

Effective May 1, 2009, the MML Managed Bond Fund (Service Class) will be available as an additional investment choice through your variable annuity.

	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund II
MML Managed Bond Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income

If your assets are invested in the subaccount which invests in the MML Managed Bond Fund, you will be subject to the fees and expenses charged by the fund as shown in the table below. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2008.

Fund Name	Management Fees	Other Expenses	12b-1 Fees*	Total Annual Fund Operating Expenses
MML Managed Bond Fund (Service Class)	0.43%	0.02%	0.25%	0.70%

*The MML Managed Bond Fund (Service Class) pays a distribution fee to us out of the fund’s assets. The fee is called a “12b-1” fee. An investment in a fund with a 12b-1 fee will increase the cost of your investment in the contract.

For additional information about the MML Managed Bond Fund (Service Class) including additional information about 12b-1 fees and other expenses, see the MML Series Investment Fund II prospectus.

Massachusetts Mutual Life Insurance Company and affiliated insurance companies	PS09_01